                                                                   EXHIBIT 23(A)

                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS

     We hereby consent to the use of our name in Form S-1 (the "Form S-1") of Seven Seas Petroleum Inc. (the "Company") for the year ended December 31, 1997 as it occurs in the following locations:


                          SECTION                             PAGE
                          -------                             ----
"Summary Reserve and Production Data"                            7
"Oil and Gas Reserves"                                          34
"Petroleum Engineers"                                           63
"Proved Reserves (Unaudited)"                                 F-22


                                                 /s/ RYDER SCOTT COMPANY
                                                    PETROLEUM ENGINEERS
                                            ------------------------------------
                                                    Ryder Scott Company
                                                    Petroleum Engineers

September 22, 1998